UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 14, 2015

(Date of earliest event reported)

BLUE WATER PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-169770	46-2934710
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

6025 S. Quebec, Suite 100, Centennial, CO		80111
(Address of principal executive offices)		(Zip Code)

(888) 498-8880
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

 Bluewater Petroleum Corp. will be entering the oil services business and is currently in its final assessment of patented technologies for the USA territory that would allow BWPC to compliment its current Exploration business model while adding the ability to process and refine sludge for oil producing companies. This process is known as Sludge-To-Oil or "STO".

BWPC believes these new technologies and methods will be effective in increasing the value of existing oil fields while reducing costs of production and removal of environmentally hazardous waste products related to the oil production industry.

BWPC continues to seek undervalued Exploration properties that benefit from stimulation utilizing new technology aimed and enhancing production and improved oil recovery techniques.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2015	By:	/s/ Thomas Hynes
Thomas Hynes
	Title:	Chief Executive Officer